Independent auditors' report

THE BOARD AND SHAREHOLDER
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.) as of June 7, 2001. This financial statement is the responsibility of fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of AXP
Partners Fundamental Value Fund as of June 7, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG  LLP
-------------
    KPMG  LLP
    Minneapolis, Minnesota
    June 8, 2001

Statement of assets and liabilities
AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.)

June 7, 2001

Assets
Cash in bank on demand deposit                                      $2,000,000
-------------------------------------------------------------------------------
Total assets                                                         2,000,000
-------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                  $2,000,000
===============================================================================

Represented by
Capital stock -- $.01 par value (Note 1)                                $4,000
Additional paid-in capital                                           1,996,000
===============================================================================
Total -- representing net assets applicable
   to outstanding capital stock                                     $2,000,000
===============================================================================

Net assets applicable to outstanding shares:
                          Class A                                   $1,970,000
                          Class B                                      $10,000
                          Class C                                      $10,000
                          Class Y                                      $10,000
Net asset value per share of outstanding capital stock:
                          Class A shares              394,000            $5.00
                          Class B shares                2,000            $5.00
                          Class C shares                2,000            $5.00
                          Class Y shares                2,000            $5.00
-------------------------------------------------------------------------------

See accompanying notes to statement of assets and liabilities.

Notes to Statement of Assets and Liabilities

AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.)

June 7, 2001

1.  ORGANIZATION

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies.

The only transactions of the Fund since inception has been the initial sale on June 7, 2001 of 400,000 shares of the Fund to American Express Financial Corporation (AEFC), which represented 394,000 shares for Class A and 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. EXPENSES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Partners Fundamental Value Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2002, and will cover the six-month period beginning July 1, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has an Investment Subadvisory Agreement with Davis Selected Advisers, L.P.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

American Express Trust Company, an affiliate of AEFC, serves as the Fund's custodian.

Organizational costs associated with the start-up of the Fund are paid by AEFC.

3. FEDERAL TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

Independent auditors' report

THE BOARD AND SHAREHOLDER
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.) as of June 7, 2001. This financial statement is the responsibility of fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of AXP Partners Small Cap Value Fund as of June 7, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG  LLP
-------------
    KPMG  LLP
    Minneapolis, Minnesota
    June 8, 2001

Statement of assets and liabilities
AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.)

June 7, 2001

Assets
Cash in bank on demand deposit                                      $4,000,000
-------------------------------------------------------------------------------
Total assets                                                         4,000,000
-------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                  $4,000,000
===============================================================================

Represented by
Capital stock -- $.01 par value (Note 1)                                $8,000
Additional paid-in capital                                           3,992,000
===============================================================================
Total -- representing net assets applicable
    to outstanding capital stock                                    $4,000,000
===============================================================================

Net assets applicable to outstanding shares:
                          Class A                                   $3,970,000
                          Class B                                      $10,000
                          Class C                                      $10,000
                          Class Y                                      $10,000
Net asset value per share of outstanding capital stock:
                          Class A shares              794,000            $5.00
                          Class B shares                2,000            $5.00
                          Class C shares                2,000            $5.00
                          Class Y shares                2,000            $5.00
-------------------------------------------------------------------------------

See accompanying notes to statement of assets and liabilities.

Notes to Statement of Assets and Liabilities

AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.)

June 7, 2001

1.       ORGANIZATION

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in small capitalization companies.

The only transactions of the Fund since inception has been the initial sale on June 7, 2001 of 800,000 shares of the Fund to American Express Financial Corporation (AEFC), which represented 794,000 shares for Class A and 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share.

The Fund offers Class A, Class B, Class C and Class Y shares.
o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. EXPENSES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Partners Fundamental Value Fund to the Lipper Small-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2002, and will cover the six-month period beginning July 1, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with Royce & Associates, Inc. and EQSF Advisers, Inc.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00
o    Class B $20.00
o    Class C $19.50
o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

American Express Trust Company, an affiliate of AEFC, serves as the Fund's custodian.

Organizational costs associated with the start-up of the Fund are paid by AEFC.

3. FEDERAL TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

Independent auditors' report

THE BOARD AND SHAREHOLDER
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Partners Value Fund (a series of AXP Partners Series, Inc.) as of June 7, 2001. This financial statement is the responsibility of fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of AXP Partners Value Fund as of June 7, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG  LLP
-------------
    KPMG  LLP
    Minneapolis, Minnesota
    June 8, 2001

Statement of assets and liabilities
AXP Partners Value Fund (a series of AXP Partners Series, Inc.)

June 7, 2001

Assets
Cash in bank on demand deposit                                      $2,000,000
-------------------------------------------------------------------------------
Total assets                                                         2,000,000
-------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                  $2,000,000
===============================================================================

Represented by
Capital stock -- $.01 par value (Note 1)                                $4,000
Additional paid-in capital                                           1,996,000
===============================================================================
Total -- representing net assets
    applicable to outstanding capital stock                         $2,000,000
===============================================================================

Net assets applicable to outstanding shares:
                          Class A                                   $1,970,000
                          Class B                                      $10,000
                          Class C                                      $10,000
                          Class Y                                      $10,000
Net asset value per share of outstanding capital stock:
                          Class A shares              394,000            $5.00
                          Class B shares                2,000            $5.00
                          Class C shares                2,000            $5.00
                          Class Y shares                2,000            $5.00
-------------------------------------------------------------------------------

See accompanying notes to statement of assets and liabilities.

Notes to Statement of Assets and Liabilities

AXP Partners Value Fund
(a series of AXP Partners Series, Inc.)

June 7, 2001

1.       ORGANIZATION

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities considered undervalued.

The only transactions of the Fund since inception has been the initial sale on June 7, 2001 of 400,000 shares of the Fund to American Express Financial Corporation (AEFC), which represented 394,000 shares for Class A and 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. EXPENSES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Partners Fundamental Value Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2002, and will cover the six-month period beginning July 1, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has an Investment Subadvisory Agreement with Lord Abbett.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

American Express Trust Company, an affiliate of AEFC, serves as the Fund's custodian.

Organizational costs associated with the start-up of the Fund are paid by AEFC.

3. FEDERAL TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.